UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2020 urban-gro, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-52898	46-5158469
(Commission File Number)	(IRS Employer Identification No.)

1751 Panorama Point, Unit G

Lafayette, Colorado 80026

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (720) 390-3880

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Bridge Round Financing

urban-gro, Inc. (the “Company”) has raised a total of $1,354,500 in a bridge round financing (the “Financing”). As part of the Financing, the Company entered into 1) an Amended and Restated Promissory Note with a director of the Company for a principal amount of $1,004,500 (“Note 1”), 2) an Amended and Restated Promissory Note with four investors for an aggregate principle amount of $275,000 (“Note 2”) and 3) a Convertible Promissory Note with one investor for a principal amount of $75,000 (“Note 3” and together with Note 1 and Note 2, the “Notes”). The Notes carry interest at the rate of 12% and mature on December 31, 2021. The Notes will be mandatorily converted upon the closing of the sale of the securities of the Company, whether in a private placement or pursuant to an effective registration statement under the Securities Act of 1933, as amended, resulting in at least $2,500,000.00 of gross proceeds to the Company (“Qualified Offering”). In the event of a Qualified Offering, the outstanding principal and interest of the Notes will be converted into the identical security issued at such Qualified Offering. Further, at any time after the one hundred twentieth (120th) day following the Issuance Date (as defined therein), and with five (5) business days advanced written notice to the Company, the Notes may be converted into a number of shares of the Company’s common stock, par value $0.001, equal to the number derived by dividing (a) the principal amount of the Note plus any accrued and unpaid interest through the date of conversion by (b) the Alternative Conversion Price (as defined therein). The foregoing is a summary of the terms of the Notes and each is qualified in its entirety by a form of Note 1, Note 2 and Note 3 attached hereto and incorporated herein as Exhibit 10.1, 10.2 and 10.3, respectively.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits: The following exhibits are filed with this report:

Exhibit No.	Description
10.1	Form of Amended and Restated Promissory Note (“Note 1”)
10.2	Form of Amended and Restated Promissory Note (“Note 2”)
10.3	Form of Convertible Promissory Note (“Note 3”)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URBAN-GRO, INC.

Date: November 25, 2020	By:	/s/ Bradley Nattrass
Bradley Nattrass
Chief Executive Officer